                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - February 13, 2007

                          CODORUS VALLEY BANCORP, INC.
             (Exact name of registrant as specified in its charter)

   Pennsylvania                        0-15536                       23-2428543
 (State or other                  (Commission File                 (IRS Employer
 jurisdiction of                       Number)                         Number)
of incorporation)

         105 Leader Heights Road                                     17405-2887
              P.O. Box 2887                                          (Zip code)
           York, Pennsylvania
(Address of principal executive offices)

                                  717-747-1519
               (Registrant's telephone number including area code)

                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                          CODORUS VALLEY BANCORP, INC.
                                    FORM 8-K

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) On February 13, 2007, the Compensation Committee of the Board of Directors (the "Committee") and the Board of Directors (the "Board") of Codorus Valley Bancorp, Inc. (the "Company"), after reviewing and discussing the various reports and information provided by Strategic Compensation Planning, Inc., the Committee's Executive Compensation Consultant and by Matthew A, Clemens, Director of Human Resources, adopted the 2007 Long-Term Incentive Compensation Plan (the "LTIP") and the Leadership Cash Incentive Plan (the "LCIP") The LTIP is an equity-based plan and will be submitted for approval by the Company's stockholders at the Annual Meeting to be held May 15, 2007.

The LTIP is a plan in which the Company's non-employee directors, officers, and other key employees designated by the Committee may participate. Grants under the LTIP may be in the form of nonstatutory stock options, incentive stock options, stock appreciation rights, performance restricted shares, restricted stock awards, stock awards or cash. At this time the Committee has not made any awards under the LTIP. A copy of the LTIP is attached as Exhibit 10.1.

The LCIP is a performance based plan in which the Company's leadership participates. Annual cash bonuses under the Plan are made from an incentive pool formed by allocating 30% of the Company's net income that is in excess of 90% of budgeted net income. The incentive pool is allocated among participants in accordance with percentage ranges described in the LCIP; provided, however that no participant in the plan may receive cash incentive compensation under all Company plans in excess of 35% of his or her base compensation. A copy of the LCIP is attached as Exhibit 10.2.

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                          CODORUS VALLEY BANCORP, INC.
                                    FORM 8-K

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d)  Exhibits.

No.    Description
----   -----------
10.1   2007 Long Term Incentive Plan (LTIP)

10.2   Leadership Cash Incentive Plan (LCIP)

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Codorus Valley Bancorp, Inc.
                                        (Registrant)


Date: February 16, 2007                 /s/ Larry J. Miller
                                        ----------------------------------------
                                        Larry J. Miller
                                        President and Chief
                                        Executive Officer
                                        (Principal Executive Officer)

                                  EXHIBIT INDEX

10.1   2007 Long Term Incentive Plan (LTIP)

10.2   Leadership Cash Incentive Plan (LCIP)